Exhibit h(22)

CRM MUTUAL FUND TRUST

Limited Power of Attorney

Each of the undersigned hereby constitutes and appoints Ronald H. McGlynn, Carlos A. Leal and Steven A. Yadegari, and each of them, with full powers of substitution, as their true and lawful attorneys and agents to execute in their name and on their behalf, in any and all capacities each Registration Statement on Form N-1A, and any and all amendments thereto, filed by CRM Mutual Fund Trust (on behalf of each of its series) (Securities Act File No. 33-123998) (the “Registrant”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and each of the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set their hands as of the 13th day of September, 2017.

/s/ F. Gregory Ahern	/s/ Clement C. Moore, II
F. Gregory Ahern	Clement C. Moore, II

/s/ Louis Ferrante	/s/ Rodney P. Wood
Louis Ferrante	Rodney P. Wood

/s/ Louis Klein, Jr.
Louis Klein, Jr.

CRM MUTUAL FUND TRUST

Limited Power of Attorney

The undersigned hereby constitutes and appoints Ronald H. McGlynn and Steven A. Yadegari, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement on Form N-1A, and any and all amendments thereto, filed by CRM Mutual Fund Trust (on behalf of each of its series) (Securities Act File No. 33-123998) (the “Registrant”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 13th day of September, 2017.

/s/ Carlos A. Leal
Carlos A. Leal